EXHIBIT 10.3

                                      EMCON
                      SALARY CONTINUATION PLAN PARTICIPANTS


                                            Monthly Payments
                                  --------------------------------------
                                        Salary                                    Date Payments
          Participant                Continuation           Non-compete              Commence
--------------------------------- -------------------- ----------------- ---------------------------------

Thorley D. Briggs                       $1,800              $1,200       January                 1993
                                        $1,200              $  800       July                    1993

John G. Pacey                             -0-               $1,080       January                 1993

Donald R. Andres                        $1,800              $1,200       January                 1993

Richard J. Leach                          -0-               $  819       January                 1993

Fred W. Cope                            $  600              $  400       January                 1994

Robert E. Van Heuit                       -0-               $  400       January                 1994

H. Randolph Sweet                       $1,350              $  900       April                   1997

Eugene M. Herson                        $1,800              $1,200       November                2000
                                        $2,700              $1,800       November                2004

R. Michael Momboisse                    $  600              $  400       January                 2003
                                        $1,200              $  800       November                2004
                                        $  600              $  400       November                2006
                                        $  600              $  400       July                    2007

Gary O. McEntee                         $  600              $  400       November                2004




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